UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street
Hampton, Virginia  23663
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Old Point Financial Corporation (the Company) held its annual stockholders' meeting (the Annual Meeting) on May 23, 2017. At the Annual Meeting, three proposals were submitted to the Company's stockholders, which are detailed in the Company's Proxy Statement.  A quorum of stockholders was present, consisting of a total of 4,203,884.46 shares, represented in person or by proxy.  The final results for the votes regarding the proposals are set forth below.

Stockholders elected the 13 directors listed below to serve as directors of the Company for one-year terms, having received the following votes:

Director Nominee	For	Against	Abstain	Broker Non Votes
Stephen C. Adams	3,266,472.17	181,364.29	211,828.00	544,220.00
James Reade Chisman	3,463,069.26	177,344.98	19,250.22	544,220.00
Russell Smith Evans, Jr.	3,457,514.15	176,759.86	25,390.46	544,220.00
Michael A. Glasser	3,315,804.31	127,092.15	216,768.00	544,220.00
Dr. Arthur D. Greene	3,263,494.15	179,084.86	217,085.46	544,220.00
John Cabot Ishon	3,458,198.68	179,409.32	22,056.46	544,220.00
William F. Keefe	3,546,182.28	67,853.59	45,628.60	544,220.00
Tom B. Langley	3,458,619.36	177,686.64	23,358.46	544,220.00
Dr. H. Robert Schappert	3,454,599.75	180,839.71	24,225.00	544,220.00
Robert F. Shuford, Sr.	3,465,500.39	192,494.07	1,670.00	544,220.00
Robert F. Shuford, Jr	3,446,584.18	192,664.05	20,416.23	544,220.00
Ellen Clark Thacker	3,266,937.82	181,011.64	211,715.00	544,220.00
Joseph R. Witt	3,487,618.90	123,770.80	48,274.76	544,220.00

Stockholders approved the advisory proposal regarding the compensation of the Company's named executive officers, with the following votes:

For	Against	Abstain	Broker Non Votes
3,294,584.14	176,232.37	188,847.95	544,220.00

Stockholders ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, with the following votes:

For	Against	Abstain	Broker Non Votes
4,176,202.13	2,155.71	25,526.62	0.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: May 30, 2017	/s/ Robert F. Shuford, Sr.
Robert F. Shuford, Sr.
Chairman of the Board
President & Chief Executive Officer